                                                                    EXHIBIT 10.7

                             SOUTHWEST AIRLINES CO.

                      1991 NON-QUALIFIED STOCK OPTION PLAN


         SOUTHWEST AIRLINES CO., a Texas corporation (the "Company"), hereby formulates and adopts the following 1991 Non-Qualified Stock Option Plan (the "Plan") for employees and directors of the Company and its subsidiaries.

         1. Purpose. The purpose of this Plan is to secure for the Company the benefits of the additional incentive inherent in the ownership of its Common Stock by selected key employees and directors of the Company and its subsidiaries who are important to the success and the growth of the Company and its subsidiaries, and to help the Company and its subsidiaries secure and retain the services of such key employees and directors.

         2. Stock Option Committee. Subject to the provisions of paragraph 4, this Plan shall be administered by a Stock Option Committee (the "Committee") of the Board of Directors (the "Board") of the Company, to be appointed by at least a majority of the whole Board of Directors. All members of the Committee shall be "disinterested" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as such Rule is in effect on the date of adoption of this Plan by the Board. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. A majority of the whole Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors of the Company; and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

         3. Grant of Options. The Committee shall have the authority and responsibility, within the limitations of this Plan, to determine the key employees to whom options are to be granted, the number of shares that may be purchased under each option and the option price.

         In determining the key employees to whom options shall be granted and the number of shares to be covered by each such option, the Committee shall take into consideration the employee's present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Committee may deem proper and relevant.

         4. Persons Eligible.

         (a) Options may be granted under this Plan to any key employee or prospective key employee (conditioned and effective upon his becoming an employee) of the Company or its subsidiaries. Employees who are also officers or directors of the Company or its subsidiaries shall not by reason of such offices be ineligible to receive options under this Plan.

         (b) Each individual who is not an employee of the Company or its subsidiaries, who is a director of the Company ("Outside Director") after adoption of this Plan and who has not previously been granted options under this, or any other stock option plan of the Company, shall, on the third business day following the issuance of a press release by the Company containing its 1990 earnings, shall, on such date, be granted an option to purchase 10,000 shares of the Common Stock (the "Base Grant"), plus 400 shares for each year, or part thereof, that such Outside Director has previously served as a director of the Company, all at a price equal to 100% of the fair market value of the Common Stock on such date. Each individual who becomes an Outside Director after such date and who has not previously been granted options under this or any other stock option plan of the Company shall, on the date of his or her election to the Board of Directors of the Company, be granted an option to purchase 10,000 shares of the Common Stock (such grant is also referred to herein as the "Base Grant"), at a price equal to 100 % of the fair market value of the Common Stock on such date. No Outside Director to whom an option has been granted shall be eligible to receive additional options under this Plan.

         An employee or director receiving any option under this Plan is hereinafter referred to as an "Optionee." Any reference herein to the employment of an Optionee with the Company shall include employment with the Company or any of its subsidiaries. The fair market value of the Common Stock on any day shall be the mean between the highest and lowest quoted selling prices of the Common Stock on such day as reported by the national stock exchange on which such stock is listed. If no sale shall have been made on that day, or if the Common Stock is not listed on a national exchange at that time, fair market value will be determined by the Committee.

         5. Stock Subject to Options. Subject to the provisions of paragraph 13, the number of shares of the Company's Common Stock subject at any one time to options, plus the number of such shares then outstanding pursuant to exercises of options granted under this Plan, shall not exceed 250,000. If, and to the extent the options granted under this Plan terminate or expire without having been exercised, new options may be granted with respect to the shares covered by such terminated or expired options; provided that the granting and terms of such new options shall in all respects comply with the provisions of this Plan.

         Shares sold or distributed upon the exercise of any option granted under this Plan may be shares of the Company's authorized and unissued Common Stock, shares of the Company's issued Common Stock held in the Company's treasury, or both.

         There shall be reserved at all times for sale or distribution under this Plan a number of shares of Common Stock (either authorized and unissued shares or shares held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased or distributed upon the exercise of options granted or that may be granted under this Plan.

         6. Option Price. The option price of each share of Common Stock purchasable under any option granted under this Plan shall be not less than the fair market value thereof at the time the option is granted and shall be set forth in the option agreement.

         7. Expiration and Termination of the Plan. Options may be granted under this Plan at any time and from time to time, prior to December 31, 2001, on which date this Plan will expire, except as to options then outstanding under this Plan. Such options shall remain in effect until they have been exercised or have expired. This Plan may be terminated or modified at any time prior to December 31, 2001, by the Board of Directors except with respect to any options then outstanding under this Plan; provided that any (a) increase in the maximum number of shares subject to options, as specified in paragraph 5, (b) decrease in the minimum option price specified in paragraph 6 or (c) change in the number of and terms of options to be awarded to Outside Directors as specified in paragraphs 4(b), 8 and 13 shall be subject to approval by the Company's shareholders, unless made pursuant to the provisions of paragraph 13.

         No modification, extension, renewal or other change in any option granted under this Plan shall be made after the grant of such option unless the same is consistent with the provisions of this Plan.

         8. Exercisability and Duration of Options.

         (a) Exercisability. Options granted under this Plan to employees shall become exercisable after the lapse of such period or periods of time or the occurrence of such event or events as the Committee, in its discretion, may provide upon the granting thereof. Any option granted under this Plan to an Outside Director shall become exercisable as follows (or after the lapse of such additional period or periods of time or the occurrence of such event or events as the Committee, in its discretion, may provide upon the granting thereof):

                  (1) As to the Base Grant to an Outside Director, such options may be exercised upon the following schedule:

                   Time Elapsed since Grant           Options First Exercisable
                   ------------------------           -------------------------
                           One Year                             1,000
                           Two Years                            1,500
                           Three Years                          2,000
                           Four Years                           2,500
                           Five Years                           3,000

         After the expiration of five years following the date on which such grant is made, such options may be exercised as to all of the shares covered thereby.

                  (2) As to the additional options granted to an Outside Director pursuant to paragraph 4(b) hereof, which are dependent on the number of years which such Outside Director has served on the Board of Directors, such options may be exercised as to all of the shares covered thereby at any time after the grant thereof.

         (b) Duration. The unexercised portion of any option granted under this Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (1) The expiration of 10 years from the date on which such option was granted;

                  (2) The expiration of three months from the date of termination of the Optionee's employment with the Company or any subsidiary (or in the case of an Outside Director, three months from the date such Outside Director ceases to serve as a member of the Board of Directors for any reason other than death); provided that if the Optionee shall die during such 3-month period the provisions of subparagraph (3) below shall apply;

                  (3) The expiration of 6 months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Optionee, if the Optionee's death occurs either during his employment with the Company (or service as an Outside Director, as the case may be) or during the 3-month period following the date of termination of such employment (or service as an Outside Director, as the case may be), but not later than 1 year after the Optionee's death;

                  (4) In the case of employee Optionees, the termination of the Optionee's employment with the Company for cause, including breach by the Optionee of an employment agreement with the Company or any of its subsidiaries or the Optionee's commission of a felony or misdemeanor (whether or not prosecuted) against the Company or any of its subsidiaries;

                  (5) In the case of employee Optionees, the expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide upon the granting thereof.

         9. Exercise of Options. The options granted hereunder shall be exercised by the Optionee (or by the person who acquires such options by will or the laws of descent and distribution or otherwise by reason of the death of the Optionee) as to all or part of the shares covered by the option, by giving written notice of the exercise thereof to the Company at its principal business office, specifying the number of shares to be purchased, and specifying a business day (the "exercise date") not less than 5 days nor more than 15 days from the date such notice is given, for the payment of the purchase price against delivery of the shares being purchased. In such notice, the Optionee shall elect whether he or she is to pay for his or her shares in cash or in Common Stock of the Company, or both and if payment is to be made in Common Stock, it shall be valued at its fair market value on the date of such notice, as determined by the Committee. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the Notice on the date specified in the Notice.

         The Company shall cause certificates for any shares to be delivered to the Optionee (or the person exercising the Optionee's options in the event of his death) at its principal business office within 10 business days after the exercise date.

         10. Nontransferability of Options. No option granted under this Plan or any right evidenced thereby shall be transferable by the Optionee other than by will or the laws of descent and distribution. During the lifetime of an Optionee, only he (or his or her guardian or legal representative) may exercise his options.

         In the event of the Optionee's death during his employment with the Company, or during the 30-day period following the date of termination of such employment, his options shall thereafter be exercisable, as provided in paragraph 8(b), by the person who acquires such options by will or the laws of descent and distribution or otherwise by reason of the death of the Optionee.

         11. Rights of Optionee. Neither the Optionee nor his executors or administrators shall have any of the rights of a shareholder of the Company with respect to the shares subject to an option granted under this Plan until certificates for such shares shall have been issued upon the exercise of such option.

         12. Right to Terminate Employment. Nothing in this Plan or in any option granted under this Plan shall confer upon any Optionee the right to continue in the employment of the Company or affect the right of the Company or any of its subsidiaries to terminate the Optionee's employment at any time, subject, however, to the provisions of any agreement of employment between the Company or any of its subsidiaries and the Optionee.

         13. Adjustment Upon Changes in Capitalization, Etc.

         (a) The existence of the Plan and the options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

         (b) The shares with respect to which options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. In the event of any such change in the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee whose determination shall be conclusive.

         (c) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. If the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company) or if the Company is to be dissolved or liquidated, then unless a surviving corporation assumes or substitutes new options for Options then outstanding hereunder (i) the time at which such Options may be exercised shall be accelerated and such Options shall become exercisable in full on or before a date fixed by the Company prior to the effective date of such merger or consolidation or such dissolution or liquidation, and (ii) upon such effective date Options shall expire.

         (d) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share.

         14. Purchase for Investment and Legality. The Optionee, by the acceptance of any option granted under this Plan, shall represent and warrant to the Company that the purchase or receipt of shares of Common Stock upon the exercise thereof shall be for investment and not with a view to distribution, provided that such representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933 or is, without such representation and warranty, exempt from registration under such Act.

         The obligation of the Company to issue shares upon the exercise of an option shall also be subject as conditions precedent to compliance with applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company's securities shall be listed.

         The Company may endorse an appropriate legend referring to the foregoing restrictions upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under this Plan.

         15. Effective Date of Plan. This Plan shall become effective upon its adoption by the Board of Directors of the Company, subject, however, to its approval by the Company's shareholders after the date of such adoption.